                                                                   EXHIBIT 99.4

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
       THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION.

     IF YOU ARE IN ANY DOUBT ABOUT ABOUT WHAT ACTION TO TAKE IN CONNECTION

       WITH THE OFFER, YOU SHOULD IMMEDIATELY CONSULT YOUR STOCKBROKER,

                    ACCOUNTANT OR OTHER FINANCIAL ADVISER.



--------------------------------------------------------------------------------

                           ADS LETTER OF TRANSMITTAL

                              TO ACCEPT THE OFFER

                                      BY


                    DELTA ACQUISITION LLC, AN AFFILIATE OF


                          NEWMONT MINING CORPORATION


                   TO ACQUIRE ALL OF THE ORDINARY SHARES OF

                            NORMANDY MINING LIMITED
(INCLUDING NORMANDY SHARES REPRESENTED BY NORMANDY AMERICAN DEPOSITARY SHARES)


             PURSUANT TO THE OFFER DOCUMENT DATED JANUARY 10, 2002


THE OFFER WILL EXPIRE AT 7:00 P.M., SYDNEY TIME, 3:00 A.M., NEW YORK CITY TIME,
        ON FEBRUARY 15, 2002, UNLESS EXTENDED (THE "EXPIRATION TIME").


-------------------------------------------------------------------------------------------------------------
                                        DESCRIPTION OF NORMANDY ADSS
-------------------------------------------------------------------------------------------------------------
       NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                    NORMANDY ADR(S) EVIDENCING
(PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON THE        NORMANDY ADS(S) DELIVERED HEREWITH
                        NORMANDY ADR(S))                            (ATTACH ADDITIONAL LIST, IF NECESSARY)
-------------------------------------------------------------------------------------------------------------
                                                                  NORMANDY             TOTAL NUMBER OF
                                                                  ADR(S)               NORMANDY ADS(S)
                                                                  NUMBER(S)            EVIDENCED BY
                                                                                       NORMANDY
                                                                                       ADR(S)*
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                  TOTAL NORMANDY
                                                                  ADSS
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
* By accepting the Offer with respect to a Normandy ADR, you have accepted the Offer with respect to all the
  Normandy ADSs evidenced by such Normandy ADR. See Instruction 4.
-------------------------------------------------------------------------------------------------------------


                   THE ADS EXCHANGE AGENT FOR THE OFFER IS:

                    COMPUTERSHARE TRUST COMPANY OF NEW YORK

       BY MAIL:                BY COURIER:                  BY HAND:
  Wall Street Station       Wall Street Plaza          Wall Street Plaza
     P.O. Box 1010      88 Pine Street, 19th Floor 88 Pine Street, 19th Floor
New York, NY 10268-1010     New York, NY 10005         New York, NY 10005

Copies of the ADS Letter of Transmittal, properly completed and duly signed, will be accepted. This ADS Letter of Transmittal and Normandy ADRs and any other required documents should be sent or delivered by each holder of Normandy ADSs or such holder's broker, dealer, commercial bank, trust company or other nominee to the ADS Exchange Agent at one of the addresses set forth above.


Questions or requests for assistance may be directed to the Information Agent at its telephone numbers listed below. Additional copies of the Offer Document and this ADS Letter of Transmittal may be obtained from the Information Agent. A holder of Normandy ADSs may also contact brokers, dealers, commercial banks or trust companies for assistance concerning the Offer.

                    THE INFORMATION AGENT FOR THE OFFER IS:

                                [InnisFree Logo]




               501 Madison Avenue, 20th Floor New York, NY 10022



                        Banks and brokers call collect:


                                 212-750-5833



          All others call toll free in the United States and Canada:




                                 888-750-5835



[_]    CHECK HERE IF ANY NORMANDY ADRS EVIDENCING NORMANDY ADSS THAT YOU OWN
             HAVE BEEN LOST, STOLEN OR DESTROYED AND SEE INSTRUCTION 10.



NUMBER OF NORMANDY ADSS EVIDENCED BY THE LOST, STOLEN OR DESTROYED NORMANDY
ADRS:



                 SPECIAL ISSUANCE INSTRUCTIONS                                    SPECIAL DELIVERY INSTRUCTIONS
               (SEE INSTRUCTIONS 1, 5, 6 AND 7)                                 (SEE INSTRUCTIONS 1, 5, 6 AND 7)

-----------------------------------------------------------------------------------------------------------------------------------
 To be completed ONLY if Newmont shares or the check for         To be completed ONLY if Newmont shares or the check for
 the cash consideration (or cash, if any, in lieu of fractional  the cash consideration (or cash, if any, in lieu of fractional shares) are to be issued in the name of someone other than the  shares) are to be mailed to someone other than the
 undersigned.                                                    undersigned or to the undersigned at an address other than that shown below the undersigned signature(s).

  Issue: - Check - Newmont shares to:                            Mail: -- Check - Newmont shares to:

  Name:                                                          Name:
                                         (Please Type or Print)                                           (Please Type or Print)

  Address:                                                       Address:




                                                     (Zip Code)                                                       (Zip Code)

      (Taxpayer Identification or Social Security Number)
                   (See Substitute Form W-9)


THE INSTRUCTIONS ACCOMPANYING THIS ADS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS ADS LETTER OF TRANSMITTAL IS COMPLETED.


DELIVERY OF THIS ADS LETTER OF TRANSMITTAL TO AN ADDRESS, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.





The offer is being made by Delta Acquisition LLC, a limited liability company organized in the State of Delaware ("Delta LLC"), to all holders of ordinary shares ("Normandy Shares") of Normandy Mining Limited, a company incorporated in Australia ("Normandy"), including Normandy Shares represented by Normandy American depositary shares ("Normandy ADSs"), wherever located, subject to the terms and conditions set forth in the offer document dated January 10, 2002, (the "Offer Document") and in this ADS Letter of Transmittal (which is applicable only to holders of Normandy ADSs and which, together with the Offer Document and any amendments or supplements thereto, constitutes the "Offer"). Each Normandy ADS represents ten Normandy Shares.



Delta LLC is an indirect, wholly owned limited liability company of Newmont Mining Corporation. Assuming consummation of the reorganization transactions described in the Offer Document, the share consideration offered by Delta LLC will be the common stock of Delta Holdco Corp., which will be renamed Newmont Mining Corporation in the reorganization and will be the successor registrant to the company currently named Newmont Mining Corporation (which will be renamed "Newmont Gold Company"). If the reorganization does not take place, the share consideration offered by Delta LLC will be the common stock of Newmont. References in this document to "Newmont" include Newmont Mining Corporation, Delta Holdco Corp. and Delta LLC.



ACCEPTANCE OF THE OFFER BY MEANS OF THIS ADS LETTER OF TRANSMITTAL CAN ONLY BE MADE BY HOLDERS OF NORMANDY ADSS EVIDENCED BY NORMANDY AMERICAN DEPOSITARY RECEIPTS ("Normandy ADRs") (which expression in this ADS Letter of Transmittal shall, except where the context otherwise requires, be deemed to include, without limitation, the Normandy Shares represented thereby). If you hold your Normandy ADSs in book-entry form and you wish to accept the Offer, you should follow the procedures for book-entry transfer described in section 5.5, "Terms of the offer--How to accept the offer if you hold Normandy ADSs," in the Offer Document. IF YOU HOLD NORMANDY SHARES THAT ARE NOT REPRESENTED BY NORMANDY ADSS, YOU CAN OBTAIN INSTRUCTIONS OR AN ACCEPTANCE FORM FOR ACCEPTING THE OFFER IN RESPECT OF THOSE NORMANDY SHARES FROM INNISFREE M&A INCORPORATED, THE INFORMATION AGENT FOR THE OFFER (THE "INFORMATION AGENT"). See also section 5.4, "Terms of the offer--How to accept the offer if you hold ordinary shares of Normandy," in the Offer Document, and Instructions 11 and 12 of this ADS Letter of Transmittal.


The distribution of the Offer Document, this ADS Letter of Transmittal and the making of the Offer may, in certain jurisdictions, be restricted by law. The Offer is not being made, directly or indirectly, in or into, and will not be capable of acceptance from within, any jurisdiction in which the making of the Offer or the acceptance thereof would not be in compliance with the laws of such jurisdiction. Persons who come into possession of the Offer Document and this ADS Letter of Transmittal should inform themselves of and observe any such restrictions. Any failure to comply with these restrictions may constitute a violation of the securities laws of any such jurisdiction. Newmont does not assume any responsibility for any violation by any person of any such restriction.

This ADS Letter of Transmittal is to be completed by holders of Normandy ADSs whose Normandy ADSs are evidenced by physical Normandy ADRs. Such Normandy ADRs must accompany this ADS Letter of Transmittal in order for acceptance of the Offer to be valid. Delivery of an ADS Letter of Transmittal, Normandy ADRs and any other required documents to the ADS Exchange Agent by holders of Normandy ADSs will be deemed (without any further action by the ADS Exchange Agent) to constitute an acceptance of the Offer by such holder with respect to the Normandy ADSs evidenced by such Normandy ADRs, subject to the terms and conditions set forth in the Offer Document and this ADS Letter of Transmittal.

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.
             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:


   The undersigned hereby accepts the Offer with respect to the Normandy ADSs evidenced by Normandy ADRs specified in the box entitled "Description of Normandy ADSs" pursuant to Newmont's offer to acquire all of the ordinary shares of Normandy (including Normandy Shares represented by Normandy ADSs) in exchange for 3.85 Newmont shares for every 100 Normandy Shares and the U.S. dollar equivalent of A$0.50 per Normandy share (including Normandy shares represented by Normandy ADSs) for holders outside Australia, net to the seller in cash, subject to the terms and conditions set forth in the Offer Document, receipt of which is hereby acknowledged in this ADS Letter of Transmittal. The undersigned hereby acknowledges that delivery of this ADS Letter of Transmittal, Normandy ADRs evidencing the undersigned's Normandy ADSs and any other required documents, to the ADS Exchange Agent by a holder of Normandy ADSs will be deemed (without any further action by the ADS Exchange Agent) to constitute acceptance of the Offer by such holder in respect of all of the Normandy ADSs evidenced by such Normandy ADRs, upon the terms and subject to the conditions of the Offer set forth in the Offer Document.



   IF THE REGISTERED ADDRESS OF THE UNDERSIGNED ON THE NORMANDY ADS REGISTER MAINTAINED BY NORMANDY'S DEPOSITARY IS IN THE UNITED STATES OR CANADA, THE UNDERSIGNED WILL RECEIVE HIS OR HER SHARE CONSIDERATION IN THE FORM OF NEWMONT COMMON STOCK. The undersigned acknowledges that if his or her registered address on the Normandy ADS register maintained by Normandy's depositary is within the United States and Canada, he or she will receive his or her cash consideration in U.S. dollars. Newmont will convert the Australian dollar sum into U.S. dollars using the noon buying rate as published by the Federal Reserve Bank of New York on the date the undersigned's acceptance is received by the ADS depositary.



   HOLDERS OF NORMANDY ADS WITH REGISTERED ADDRESSES IN THE UNITED STATES OR CANADA WILL BE ENTITLED TO RECEIVE 38.5 NEWMONT SHARES FOR EVERY 100 NORMANDY ADSS AND THE U.S. DOLLAR EQUIVALENT OF A$5.00 PER NORMANDY ADS.





   The undersigned acknowledges that if under the Offer the undersigned becomes entitled to a fraction of a Newmont share, then the undersigned's entitlement to that fraction will be aggregated with the fractional Newmont shares of other persons (so as to obtain whole Newmont shares) and sold on the open market, and the undersigned will receive his or her proportionate share of the net sale proceeds.



   The undersigned understands that acceptance of the Offer by the undersigned pursuant to the procedures described herein and in the instructions hereto, subject to the limited withdrawal right described in the Offer Document, will constitute a binding agreement between the undersigned and Newmont upon the terms and subject to the conditions of the Offer. IF ACCEPTANCE HAS BEEN MADE IN RESPECT OF NORMANDY ADSs, THEN A SEPARATE ACCEPTANCE IN RESPECT OF THE NORMANDY SHARES REPRESENTED BY SUCH NORMANDY ADSs MAY NOT BE MADE.


   The undersigned hereby delivers to the ADS Exchange Agent the Normandy ADRs evidencing the above-described Normandy ADSs and accepts the Offer with respect thereto upon the terms and subject to the conditions of the Offer (as set forth in the Offer Document and this ADS Letter of Transmittal and any amendments or supplements thereto), receipt of which is hereby acknowledged.

   Upon the terms and subject to the conditions of the Offer (including, if the Offer is extended, varied or amended, the terms or conditions of any such extension, variation or amendment), the undersigned hereby irrevocably constitutes and appoints the ADS Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such Normandy ADSs (and any such other Normandy ADSs, securities or rights), with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver Normandy ADRs evidencing such Normandy ADSs (and any such other Normandy ADSs, securities or rights) together with all accompanying evidences of transfer and authenticity to, or upon the order of, Newmont or any person designated by Newmont, (b) present such Normandy ADRs evidencing such Normandy ADSs (and any such other Normandy ADSs, securities or rights) for transfer, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Normandy ADSs (and any such other Normandy ADSs, securities or rights), all in accordance with the terms of the Offer.

   The undersigned agrees that his or her execution hereof (together with any signature guarantees) and his or her delivery of this ADS Letter of Transmittal, together with his or her Normandy ADRs, to the ADS Exchange Agent shall constitute an acceptance of the Offer with respect to any variation of the Offer in accordance with the terms set forth in the Offer Document. DELIVERY OF THIS ADS LETTER OF TRANSMITTAL WITHOUT THE CORRESPONDING NORMANDY ADRs WILL NOT CONSTITUTE A VALID ACCEPTANCE OF THE OFFER.

   The undersigned acknowledges and agrees that by executing this ADS Letter of Transmittal and delivering it to the ADS Exchange Agent, the undersigned will be deemed to have made certain agreements, undertakings, authorizations, appointments, representations and warranties as set forth in section 5.8, "Terms of the offer--The effect of acceptance" of the Offer Document.



   The undersigned hereby represents and warrants that the undersigned has full power and capacity to accept the Offer and to sell and transfer the legal and beneficial ownership in the undersigned's Normandy ADSs (and the right to receive the Normandy Shares represented by such Normandy ADSs) in respect of which the Offer is being accepted or deemed to be accepted (and any and all other Normandy ADSs, securities or rights issued or issuable in respect of such Normandy ADSs) and, when the same are purchased by Newmont, Newmont will acquire good title thereto, free from all mortgages, charges, liens, encumbrances and adverse interests of any nature. The undersigned will, upon request, execute any additional documents reasonably considered by Newmont or the ADS Exchange Agent to be necessary or desirable to complete the sale, assignment and transfer of the Normandy ADSs in respect of which the Offer is being accepted (and any such other Normandy ADSs, securities or rights).

   All authority herein conferred or agreed to be conferred pursuant to this ADS Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer Document, acceptance of the Offer is irrevocable.


   Unless otherwise indicated herein in the box entitled "Special Issuance Instructions," the undersigned hereby Instructs Newmont to issue, or cause to be issued, the Newmont shares and/or the check for the cash consideration (or cash, if any, in lieu of fractional shares) in the name(s) of the registered holder(s) appearing in the box entitled "Description of Normandy ADSs." Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions," the undersigned hereby instructs Newmont to mail, or cause to be mailed, the Newmont shares and/or the check for the cash consideration (or cash, if any, in lieu of fractional shares) and/or return, or cause to be returned, any Normandy ADRs evidencing Normandy ADSs which are not purchased (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing in the box entitled "Description of Normandy ADSs." In the event that the boxes entitled "Special Issuance Instructions" and/or "Special Delivery Instructions" are completed, the undersigned hereby instructs Newmont to (i) issue and/or mail, or cause to be issued and/or mailed, the Newmont shares and/or the check for the cash consideration (or cash, if any, in lieu of fractional shares) in the name(s) of, and/or to the address of, the person or persons so indicated, and/or (ii) return, or cause to be returned, any Normandy ADRs evidencing Normandy ADSs which are not purchased, if any, to the person at the address so indicated. The undersigned recognizes that the ADS Exchange Agent will not transfer any Normandy ADSs which are not purchased pursuant to the Offer from the name of the registered holder thereof to any other person. The undersigned acknowledges that if he or she receives Newmont shares and completes the boxes entitled "Special Issuance Instructions" and/or "Special Delivery Instruction," Newmont and/or the ADS Exchange Agent may need to contact the undersigned for additional information and there may be a delay in the issuance and/or delivery of the undersigned's Newmont shares.



   SUBJECT TO THE TERMS OF THE OFFER DOCUMENT, THIS ADS LETTER OF TRANSMITTAL SHALL NOT BE CONSIDERED COMPLETE AND VALID, AND PAYMENT OF CONSIDERATION PURSUANT TO THE OFFER SHALL NOT BE MADE, UNTIL THIS ADS LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, THE NORMANDY ADRs EVIDENCING THE NORMANDY ADSs WITH RESPECT TO WHICH THE OFFER IS BEING ACCEPTED AND ALL OTHER REQUIRED DOCUMENTATION) HAS BEEN RECEIVED BY THE ADS EXCHANGE AGENT AS PROVIDED IN THE OFFER DOCUMENT AND THIS ADS LETTER OF TRANSMITTAL.

                                   IMPORTANT

          SIGN HERE AND COMPLETE SUBSTITUTE FORM W-9 INCLUDED HEREIN

AUTHORIZED SIGNATURE __________________________________________________________

AUTHORIZED SIGNATURE __________________________________________________________
                        (SIGNATURE(S) OF OWNERSHIP(S))

Dated: _________________________________________________________________ , 2002

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Normandy ADR(s) evidencing the Normandy ADS(s) or by person(s) to whom such Normandy ADR(s) have been assigned and transferred, as evidenced by endorsement, stock powers and other documents transmitted herewith. If signature is by any trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s): ______________________________________________________________________
                            (PLEASE TYPE OR PRINT)

Name of Firm: _________________________________________________________________

Capacity (full title): ________________________________________________________
                              (SEE INSTRUCTIONS)

Address: ______________________________________________________________________

--------------------------------------------------------------------------------
                              (INCLUDE ZIP CODE)

Daytime Area Code and Telephone No: ___________________________________________

Taxpayer Identification or Social Security No.: _______________________________

                           GUARANTEE OF SIGNATURE(S)
                          (SEE INSTRUCTIONS 1 AND 5)

                    FOR USE BY ELIGIBLE INSTITUTIONS ONLY.
        ELIGIBLE INSTITUTIONS: PLACE MEDALLION GUARANTEE IN SPACE BELOW

Authorized signature(s): ______________________________________________________

Name: _________________________________________________________________________
                            (PLEASE TYPE OR PRINT)

Name of Firm: _________________________________________________________________

Address: ______________________________________________________________________

--------------------------------------------------------------------------------
                              (INCLUDE ZIP CODE)

Daytime Area Code and Telephone No: ___________________________________________

Dated: _________________________________________________________________ , 2002

                                 INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. GUARANTEE OF SIGNATURES. No signature guarantee is required on the ADS Letter of Transmittal if (a) the ADS Letter of Transmittal is signed by the registered holder(s) of the Normandy ADSs evidenced by Normandy ADRs in respect of which the Offer is being accepted hereby and such holder(s) have not completed the box entitled "Special Issuance Instructions" in this ADS Letter of Transmittal or (b) the Offer is being accepted in respect of Normandy ADSs for the account of an Eligible Institution (as defined below). In all other cases, all signatures on this ADS Letter of Transmittal and the stock power included herein must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) which is a participant in the Securities Transfer Agents Medallion Program or the Stock Exchange Medallion Program (an "Eligible Institution"). See Instruction 5.

2. DELIVERY OF ADS LETTER OF TRANSMITTAL AND NORMANDY ADRS. This ADS Letter of Transmittal is to be completed only if Normandy ADRs evidencing Normandy ADSs are to be forwarded herewith. This ADS Letter of Transmittal, properly completed and duly executed (together with any required signature guarantees, Normandy ADRs evidencing the Normandy ADSs with respect to which the Offer is accepted hereby and all other documents required by this ADS Letter of Transmittal) must be received by the ADS Exchange Agent at one of its addresses set forth on the front page of this ADS Letter of Transmittal prior to the Expiration Time. If Normandy ADRs evidencing Normandy ADSs are forwarded to the ADS Exchange Agent in multiple deliveries, a properly completed and duly executed ADS Letter of Transmittal must accompany each such delivery.

   THE METHOD OF DELIVERY OF NORMANDY ADSS EVIDENCED BY NORMANDY ADRS AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE HOLDERS OF NORMANDY ADSS ACCEPTING THE OFFER AND THE DELIVERY WILL BE MADE ONLY WHEN ACTUALLY RECEIVED BY THE ADS EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

   No alternative, conditional or contingent acceptances will be accepted and no fractional Normandy ADSs will be exchanged.

3. INADEQUATE SPACE. If the space provided herein is inadequate, the serial numbers of the relevant Normandy ADRs and/or the number of Normandy ADSs, and any other required information, should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this ADS Letter of Transmittal is signed.

4. NO PARTIAL ACCEPTANCES. The Offer may be accepted only with respect to all of the Normandy ADSs represented by a Normandy ADR. By accepting the Offer with respect to any Normandy ADR, you have accepted the Offer with respect to all the Normandy ADSs evidenced by such Normandy ADR.

   In addition, by signing and returning this ADS Letter of Transmittal, you must have previously accepted the Offer with respect to all the Normandy Shares registered in your name and you will be deemed to have made a representation to Newmont to this effect. See section 5.8, "Terms of this offer--The effect of acceptance," of the Offer Document for more information.

5. SIGNATURES ON ADS LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this ADS Letter of Transmittal is signed by the registered holder(s) of the Normandy ADSs in respect of which the Offer is being accepted hereby, the signature(s) must correspond with the name(s) as written on the face of the Normandy ADRs evidencing such Normandy ADSs without alteration, enlargement or any other change whatsoever.

   If any of the Normandy ADSs in respect of which the Offer is being accepted hereby are owned of record by two or more owners, all such owners must sign this ADS Letter of Transmittal.

   If any of the Normandy ADSs in respect of which the Offer is being accepted are registered in different names, it will be necessary to complete, sign and submit as many separate ADS Letters of Transmittal as there are different registrations of Normandy ADSs.


   If this ADS Letter of Transmittal is signed by the registered holder(s) of the Normandy ADSs listed and transmitted hereby, no endorsements of the Normandy ADRs evidencing such Normandy ADSs or separate stock powers are required unless the payment of the cash consideration and/or the Newmont shares are to be issued to a person other than the registered holder(s). Signatures on such Normandy ADRs or stock powers must be guaranteed by an Eligible Institution.


   If this ADS Letter of Transmittal is signed by a person other than the registered holder(s) of the Normandy ADSs listed, the Normandy ADRs evidencing such Normandy ADSs must be endorsed or accompanied by appropriate stock powers signed exactly as the name(s) of the registered holder(s) appear(s) on such Normandy ADRs. Signatures on such Normandy ADRs or stock powers must be guaranteed by an Eligible Institution.

   If this ADS Letter of Transmittal or any Normandy ADRs or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of a corporation or other persons acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Newmont of such person's authority so to act must be submitted.


6. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 6, Newmont will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Normandy ADSs by a holder pursuant to the Offer. If, however, issuance of the Newmont shares or payment of any cash consideration is to be made to any persons other than the registered holder(s), or if Normandy ADSs in respect of which the Offer is being accepted are registered in the name of any person other than the person(s) signing this ADS Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person(s), or otherwise) payable on account of the transfer to such other person will be deducted from any cash consideration, unless evidence satisfactory to Newmont of the payment of such taxes, or exemption therefrom, is submitted.



   Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Normandy ADRs evidencing Normandy ADSs listed in this ADS Letter of Transmittal.



7. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If the check for the cash consideration (or cash, if any, in lieu of fractional shares) and/or Newmont shares are to be issued in the name of a person other than the person(s) signing this ADS Letter of Transmittal or if such check for the cash consideration (or cash, if any, in lieu of fractional shares) and/or Newmont shares are to be sent to a person other than the person(s) signing this ADS Letter of Transmittal or to an address other than that shown in the box entitled "Description of Normandy ADSs," the boxes entitled "Special Issuance Instructions" and/or "Special Delivery Instructions" on this ADS Letter of Transmittal should be completed.



8. QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Information Agent, Innisfree M&A Incorporated, at its telephone numbers set forth above. Additional copies of the Offer Document, this ADS Letter of Transmittal, and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent.



9. SUBSTITUTE FORM W-9 AND U.S. BACKUP WITHHOLDING. In order to avoid "backup withholding" of U.S. federal income tax of up to 30% of the gross proceeds payable upon the surrender of Normandy ADSs pursuant to the Offer, each holder of Normandy ADSs must, unless an exemption applies, provide the ADS Exchange Agent with his or her correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 on this ADS Letter of Transmittal and certify, under penalties of perjury, that such number is correct, that such holder is not subject to backup withholding and that such holder is a U.S. person (including a U.S. resident alien). If a holder of Normandy ADSs has been notified by the U.S. Internal Revenue Service that he or she is subject to backup withholding, the holder must cross out item (2) of Part III Substitute Form W-9.

   Failure to provide the information on the Substitute Form W-9 may subject the holder of Normandy ADSs to a US$50 penalty and to U.S. federal income tax withholding at a rate of up to 30% on the payment of the gross proceeds payable to the holder pursuant to the Offer.



   If a holder of Normandy ADSs has not been issued a TIN and has applied for one or intends to apply for one in the near future, the holder should write "Applied For" in the space provided in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9. If "Applied For" is written in
   Part I, the ADS Exchange Agent may retain up to 30% of the gross proceeds otherwise payable to the holder. If the holder or other payee does not provide the ADS Exchange Agent with his or her correct TIN, a US$50 penalty may be imposed by the U.S. Internal Revenue Service. In addition, if a holder of Normandy ADSs makes a false statement that results in no imposition of backup withholding, and there was no reasonable basis for making such statement, a US$500 penalty may be imposed by the U.S. Internal Revenue Service.


   Backup withholding is not an additional U.S. federal income tax. Rather, any amounts withheld under the backup withholding rules can be refunded or credited against the holder's U.S. federal income tax liability, if any, provided that the required information is furnished to the U.S. Internal Revenue Service in a timely manner.

10. LOST, DESTROYED OR STOLEN NORMANDY ADRS. If any Normandy ADRs evidencing Normandy ADSs have been lost, destroyed or stolen, the holder thereof should promptly notify the ADS Exchange Agent by checking the box immediately preceding the special issuance/special delivery instructions boxes and indicating the number of Normandy ADSs evidenced by such lost, destroyed or stolen Normandy ADRs. The holder thereof will then be instructed by the ADS Exchange Agent as to the steps that must be taken in order to replace such Normandy ADRs. This ADS Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Normandy ADRs have been followed.
11. HOLDERS OF NORMANDY SHARES NOT REPRESENTED BY NORMANDY ADSS. Holders of Normandy Shares not represented by Normandy ADSs should separately receive instructions and/or an Acceptance Form for participating in the Offer and may not accept the Offer in respect of Normandy Shares pursuant to this ADS Letter of Transmittal except insofar as those Normandy Shares are represented by Normandy ADSs. If any holder of Normandy Shares that are not represented by Normandy ADSs needs to obtain instructions and/or an Acceptance Form, such holder should contact the Information Agent for the Offer.


12. HOLDERS OF NORMANDY ADSS IN BOOK-ENTRY FORM. Holders of Normandy ADSs in book-entry form may accept the Offer by delivering to the ADS Exchange Agent a timely confirmation of a book-entry transfer of their Normandy ADSs into the ADS Exchange Agent's account at The Depository Trust Company, an agent's message (as defined in the Offer Document) in lieu of this ADS Letter of Transmittal and any other required documents prior to the Expiration Time. See section 5.5 "Terms of the offer--How to accept this offer if you hold Normandy ADSs", of the Offer Document for more information.


13. WITHDRAWAL RIGHTS. Once a holder of Normandy ADSs has accepted the Offer, he or she will be unable to revoke his or her acceptance, the contract resulting from his or her acceptance will be binding, and he or she will be unable to withdraw the Normandy ADSs with respect to which the acceptance was made, except as provided in the Offer Document.


14. FORM OF CONSIDERATION. A holder of Normandy ADSs who has a registered address in the Normandy ADS register maintained by Normandy's depositary in the United States or Canada will receive his or her share consideration in the form of Newmont common stock. Such holder of Normandy ADSs will receive as share consideration 38.5 Newmont shares for every 100 Normandy ADSs. In addition, such holder of Normandy ADSs will also receive the U.S. dollar equivalent of A$5.00 per Normandy ADS, net to the seller in cash.

15. CASH PAYMENTS IN CERTAIN CIRCUMSTANCES. If under the Offer a holder of Normandy ADSs becomes entitled to a fraction of a Newmont share, then such holder's entitlement to that fraction will be aggregated with the fractional Newmont shares of other persons (so as to obtain whole Newmont shares) and sold on the open market, and such holder of Normandy ADSs will receive his or her proportionate share of the net sale proceeds.




   See section 5.1, "Terms of the offer--Our offer," of the Offer Document for more information.

                             PAYER'S NAME: COMPUTERSHARE TRUST COMPANY OF NEW YORK, AS ADS EXCHANGE AGENT
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                     PART I -- Taxpayer Identification Number.
                               For all accounts, enter your taxpayer identification             ------------------------------------
 FORM W-9                      number in the box at right. (For most individuals, this              Social security number
 DEPARTMENT OF THE TREASURY    is your social security number. If you do not have a                           or
 INTERNAL REVENUE SERVICE      number, see "Obtaining a Number" in the enclosed
                               GUIDELINES.) Certify by signing and dating below.                ------------------------------------
 PAYER'S REQUEST FOR TAXPAYER  Note: If the account is in more than one name, see the           Employer identification number
 IDENTIFICATION NUMBER (TIN)   chart in the enclosed GUIDELINES to determine which
                               number to give the payer.                                        ------------------------------------
                                                                                                    (If awaiting TIN write
                                                                                                        "Applied For")

                              ------------------------------------------------------------------------------------------------------
                               PART II -- For Payees Exempt from Backup Withholding, see the enclosed GUIDELINES and complete as instructed therein.
                              ------------------------------------------------------------------------------------------------------
                               PART III -- Certification. Under penalties of perjury, I certify that:

                               (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

                               (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

                               (3) I am a U.S. person (including a U.S. resident alien).

                               CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. (Also see instructions in the enclosed GUIDELINES.)
                               SIGNATURE:                                                        DATE:





NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A US$50 PENALTY
      IMPOSED BY THE IRS AND BACKUP WITHHOLDING OF UP TO 30% OF GROSS PROCEEDS PAID TO YOU PURSUANT TO THE OFFER.


NOTE: YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING A
      TAXPAYER IDENTIFICATION NUMBER.



                                  CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND EITHER (1) I HAVE
 MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL REVENUE SERVICE
 CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE OR (2) I INTEND TO MAIL OR DELIVER AN APPLICATION IN THE NEAR FUTURE. I
 UNDERSTAND THAT IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION NUMBER THE ADS EXCHANGE AGENT MAY RETAIN UP TO 30% OF THE
 VALUE OF THE GROSS PROCEEDS OTHERWISE PAYABLE TO ME.

 Signature:  Date:
